                     [THE CHASE MANHATTAN BANK LETTERHEAD]





November 27, 1996

Mr. William Dye, President
Unidigital/ Cardinal Corporation
20 West 20th Street
New York, New York 10011

Dear Bill:

Reference is made to the Credit Agreement dated November 11, 1996, as amended, between Unidigital/ Cardinal Corporation (the "Borrower") and The Chase Manhattan Bank (the "Bank") (as amended or otherwise modified from time to time). Terms used herein which are defined in the Credit Agreement are used herein as therein.

It is hereby agreed by the Borrower and the Bank as follows:

The credit agreement for the $1,400,000 Line of Credit is, effective November 27, 1996, hereby amended as follows:

1. The maturity date is extended until 1/31/98.

If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning this letter to:

The Chase Manhattan Bank
600 Fifth Avenue - Fifth Floor
New York NY 10020
Attention: Donald Furrer, Vice President

                     [THE CHASE MANHATTAN BANK LETTERHEAD]





                                                            November 11, 1996

Mr. William Dye, President
Unidigital/ Cardinal Corporation
20 West 20th Street
New York, NY 10011

Dear Bill:

The Chase Manhattan Bank ("Chase") is pleased to advise that it is prepared, in its sole discretion, to offer a line of credit to Unidigital/ Cardinal Corporation (the "Borrower") subject to the terms and conditions described below.

$1,400,000 Line of Credit to Unidigital/Cardinal Corporation

Amount:                   $1,400,000.

Sublimits:                N/A

Borrower:                 Unidigital/Cardinal Corporation

Type of Credit:           A line of credit repayable on a demand basis.

Maturity:                 September 1, 1997

                          At maturity, the borrower will have the option of repaying the then unpaid principal balance in a term loan of 60 equal monthly principal payments, to include if requested a balloon payment not to exceed $200,000.

Use of Proceeds:          Acquisition Financing

Interest Rate:            All outstanding borrowings under this arrangement
                          will bear interest equal at all times to Chase's
                          Prime Rate (Prime) in effect from time to time.
                          Interest is to be computed on an actual /360-day basis and is payable monthly.

Fees:                     N/A

Requests for Advances:    Any advances made under this line of credit will be
                          on the terms and conditions as Chase may require at the time the Borrower requests an advance and must be evidenced by documents in form and substance satisfactory to Chase.

 Security:                Unidigital Inc. will pledge, transfer and assigns to
                          the Bank and grant to the Bank a security interest in, and a general lien upon and/ or right of offset against $1,750,000 in collateral as per the Collateral Agreement [Third Party} document executed at closing.

Additional Conditions:    In addition to the above mentioned terms and
                          conditions, and in order to enable Chase to perform its ongoing financial review, the Borrower will be required to comply with the following conditions:

                          a. The Borrower will furnish to Chase:

                          1. Within 120 days after the close of each Fiscal Year, audited consolidated statements for Unidigital Inc., prepared by an accounting firm acceptable to the bank along with consolidating statements for each subsidiary.

                          2. Within 90 days after the date of the each semi-annual date, consolidated statements for Unidigital Inc., prepared by an accounting firm acceptable to the bank along with consolidating statements for each subsidiary.

                          3. Quarterly statements internally prepared by management for Unidigital Inc, and its subsidiaries.

Chase reserves the right to request, and the Borrower agrees to provide, such other information as Chase may determine necessary in order to exercise its discretion in honoring requests for advances under this line of credit.

This line of credit does not constitute a commitment or in any way obligate Chase to lend whether or not the Borrower satisfies the conditions stated in this letter, and is issued subject to Chase, in its sole discretion, continuing to be satisfied with the Borrower's financial condition and economic prospects, prompt advice to Chase of any circumstances which might materially or adversely affect the Borrower, and the Borrower's maintenance of a satisfactory relationship with Chase.

This letter is for the Borrower's information only and is not to be shown or relied upon by third parties. This letter constitutes the entire understanding between Chase and the Borrower and supersedes all prior discussions. The terms and conditions set forth in this letter shall survive the execution of the note evidencing the indebtedness and shall remain in effect so long as this facility remains in place or any amounts remain outstanding under this line of credit.

Chase will consider requests for advances hereunder until January 31, 1998 unless this discretionary line of credit is earlier terminated by Chase in its sole discretion.

Please acknowledge your understanding of and agreement to the foregoing by signing and returning the enclosed copy of this letter to the undersigned no later than November 30, 1996.

Very truly yours,
THE CHASE MANHATTAN BANK

/s/ DONALD FURRER
-------------------------------
Donald Furrer, Vice President
(212) 332-4329


RECEIPT OF THE FOREGOING LETTER
IS HEREBY ACKNOWLEDGED, TOGETHER WITH
ASSENT TO THE TERMS THEREOF:
Unidigital /Cardinal Corporation
By:      /s/ WILLIAM E. DYE                 Date:   11/21/96
   -----------------------------------           ---------------
Its:     CEO
    ----------------------------------

                     [THE CHASE MANHATTAN BANK LETTERHEAD]





                                                      November 11, 1996

Mr. William Dye, President
Unidigital /Cardinal Corporation
20 West 20th Street
New York, NY 10011

Dear  Bill:

The Chase Manhattan Bank ("Chase") is pleased to advise that it is prepared, in its sole discretion, to offer a line of credit to Unidigital /Cardinal Corporation (the "Borrower") subject to the terms and conditions described below.

$1,200,000 Line of Credit to Unidigital /Cardinal Corporation

Amount:                   $1,200,000.

Sublimits:                N/A

Borrower:                 Unidigital/Cardinal Corporation

Guarantors:               Unlimited Guaranty of Payment of Unidigital Inc.

Type of Credit:           A line of credit repayable on a demand basis.

Use of Proceeds:          Working Capital

Interest Rate:            All outstanding borrowings under this arrangement
                          will bear interest equal at all times to Chase's
                          Prime Rate plus one-half percent (Prime + 1/2%) in effect time to time. Interest is to be computed on an actual /360-day basis and is payable monthly.

Fees: The Borrower agrees to pay a line origination fee of $2,250 to cover Chase's costs associated with the preparation of this line of credit.

Clean Up Requirement:     This line of credit is subject to the requirement
                          that for 30 consecutive days during a twelve month period, there shall be no loans outstanding.

Requests for Advances:    Any advances made under this line of credit will be
                          on the terms and conditions as Chase may require at the time the Borrower requests an advance and must be evidenced by documents in form and substance satisfactory to Chase.

Borrowing Base:           All drawdowns will be subject to a maximum borrowing
                          base not to exceed 80 % of eligible accounts receivable aged 90 days and less. Unidigital/
                          Cardinal Corporation will provide a monthly borrowing base certificate to the Bank within 15 days after the end of each month so long as there are loans outstanding under this Line of Credit.

                          The first borrowing base will be tested at 91 days after the acquisition date of Cardinal Communications Inc. by Unidigital Inc.

Security:                 A first priority security interest in all of the
                          Borrower's accounts receivable, inventory, machinery, equipment, fixtures, chattel paper and general intangibles, including but not limited to, corporate name, trademarks, trade names, goodwill, patents, copyrights and know how.

Additional Conditions:    In addition to the above mentioned terms and
                          conditions, and in order to enable Chase to perform its ongoing financial review, the Borrower will be required to comply with the following conditions:

                          a. The Borrower will furnish to Chase:

                          1. Within 120 days after the close of each Fiscal Year, audited consolidated statements for Unidigital Inc., prepared by an accounting firm acceptable to the bank along with consolidating statements for each subsidiary.

                          2. Within 90 days after the date of the each semi-annual date, consolidated statements for Unidigital Inc., prepared by an accounting firm acceptable to the bank along with consolidating statements for each subsidiary.

                          3. Quarterly statements internally prepared by management for Unidigital Inc, and its subsidiaries.

                          4. A monthly accounts receivable aging report due within 15 days of the end of each month so long as there are loans outstanding under this line of credit.

                          5.Quarterly 10-K and 10-Q reports.

Chase reserves the right to request, and the Borrower agrees to provide, such other information as Chase may determine necessary in order to exercise its discretion in honoring requests for advances under this line of credit.

This line of credit does not constitute a commitment or in any way obligate Chase to lend whether or not the Borrower satisfies the conditions stated in this letter, and is issued subject to Chase, in its sole discretion, continuing to be satisfied with the Borrower's financial condition and economic prospects, prompt advice to Chase of any circumstances which might materially or adversely affect the Borrower, and the Borrower's maintenance of a satisfactory relationship with Chase.

This letter is for the Borrower's information only and is not to be shown or relied upon by third parties. This letter constitutes the entire understanding between Chase and the Borrower and supersedes all prior discussions. The terms and conditions set forth in this letter shall survive the execution of the note evidencing the indebtedness and shall remain in effect so long as this facility remains in place or any amounts remain outstanding under this line of credit.

Chase will consider requests for advances hereunder until January 31, 1998 unless this discretionary line of credit is earlier terminated by Chase in its sole discretion.

Please acknowledge your understanding of and agreement to the foregoing by signing and returning the enclosed copy of this letter to the undersigned no later than November 30, 1996.


Very truly yours,
THE CHASE MANHATTAN BANK

/s/ DONALD FURRER
-----------------------------
Donald Furrer, Vice President
(212) 332-4329


RECEIPT OF THE FOREGOING LETTER
IS HEREBY ACKNOWLEDGED, TOGETHER WITH
ASSENT TO THE TERMS THEREOF:

Unidigital/Cardinal Corporation

By:      /s/ WILLIAM E. DYE                Date: 11/20/96
   -------------------------------------        ---------------------

Its:     CEO
    ------------------------------------

                                CHASE LETTERHEAD


                            GRID TIME PROMISSORY NOTE

                                                             New York, New York

                                                              November 21, 1996

              For value received, the undersigned unconditionally (and if more than one, jointly and severally) promises to pay to the order of THE CHASE MANHATTAN BANK ("Chase"), at its office located at 270 Park Avenue, New York, New York, or to such other address as Chase may notify the undersigned, the sum of One million two hundred thousand DOLLARS ($1,200,000.00) or such unpaid principal amount of each loan made to the undersigned by Chase and outstanding under this Note, on the maturity date(s) as shown on the attached schedule or any continuation of the schedule.

              This Note includes any Schedule or Rider attached hereto.

              MATURITY DATE(S). Each loan shall mature on the last day of the Interest Period therefor, as noted on the Interest Period column on the attached schedule. As to a Variable Rate loan, if no Interest Period is noted, then such loan is payable ON DEMAND.

              INTEREST. The undersigned promise(s) to pay interest on the unpaid balance of the principal amount of each such loan from and including the date of each such loan to but excluding the date such loan shall be paid in full at the following applicable rates (check Other Rate box if applicable):

              Variable Rate:   A rate of interest per year which shall
                               automatically increase or decrease from time to time so that at all times such rate shall remain equal to that rate of interest from time to time announced by Chase at its head office as its prime commercial lending rate (the "Prime Rate")
                               PLUS 1/2%. Changes in the rate of interest hereunder shall be effective as of and for the entire day on which such change in the Prime
                               Rate becomes effective.


              and
                Other Rate: see Rider(s) attached hereto.

              Interest shall be payable, as to a Variable Rate loan, on THE FIRST DAY of each month and as to an Other Rate loan, on the last day of each Interest Period, or if such Interest Period is more than 90 days, then on the 90th day after the date of such loan and on the last day of such Interest Period, unless otherwise specified on a Rider attached hereto, in respect of the corresponding principal. Interest shall be calculated on the basis of a year of 360 days and payable for the actual number of days elapsed.

              After the occurrence of an Event of Default set forth below, Chase, at its option, by written notice to the undersigned may increase the interest rate on this Note by an additional four percent (4%) per year effective on the date of such notice.

              PAYMENTS. All payments under this Note shall be made in lawful money of the United States of America and in immediately available funds at Chase's office specified above. Chase may (but shall not be obligated to) debit the amount of any payment (principal or interest) under this Note when due to any deposit account of (any of) the undersigned with Chase. If the undersigned are more than one, all obligations of each of the undersigned under this Note shall be joint and several. This Note may be prepaid without premium unless otherwise specified on a Rider attached hereto. Chase may apply any money received or collected for payment of this Note to the principal of, interest on or any other amount payable under, this Note in any order that Chase may elect.

              Whenever any payment to be made hereunder (including principal and interest) shall be stated to be due on a day on which Chase's head office is not open for business, that payment will be due on the next following banking day, and any extension of time shall in each case be included in the computation of interest payable on this Note.

              If any payment (principal or interest) shall not be paid when due other than a payment of the entire principal balance of the Note due upon acceleration after default, the undersigned shall pay a late payment charge equal to five percent (5%) of the amount of such delinquent payment, provided that the amount of such late payment charge shall be not less than $25 nor more than $500.

              AUTHORIZATIONS. The undersigned hereby authorizes Chase to make loans and disburse the proceeds thereof to the account listed below and to make repayments of such loans by debiting such account upon oral, telephonic or telecopied instructions made by any person purporting to be an officer or agent of the undersigned who is empowered to make such requests and give such instructions. The undersigned may amend these instructions, from time to time, effective upon actual receipt of the amendment by Chase. Chase shall not be responsible for the authority, or lack of authority, of any person giving such telephonic instructions to Chase pursuant to these provisions. By executing this Note, the undersigned agrees to be bound to repay any loan obtained hereunder as reflected on Chase's books and records and made in accordance with these authorizations, regardless of the actual receipt of the proceeds thereof.

              RECORDS. The date, amount and maturity date of each loan under this Note and each payment of principal, loan(s) to which such principal is applied (which shall be at the discretion of Chase) and the outstanding principal balance of loans, shall be recorded by Chase on its books and prior to any transfer of this Note (or, at the discretion of Chase at any other time) endorsed by Chase on the schedule attached or any continuation of the schedule. Any such endorsement shall be conclusive absent manifest error.

              REPRESENTATIONS AND WARRANTIES. If the undersigned is other than an individual, the undersigned represents and warrants upon the execution and delivery of this Note and upon each loan request hereunder, that: (a) it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing; (b) it has the power to execute and deliver this Note and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (c) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its organizational documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or materially affecting it or any of its assets; (d) to the best of undersigned's knowledge, all governmental and other consents that are required to have been obtained by it with respect to this Note have been obtained and are in full force and effect and all conditions of any such consents have been complied with; (e) its obligations under this Note constitute its legal, valid and binding obligations, enforceable in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally; (f) all financial statements and related information furnished and to be furnished to Chase from time to time by the undersigned are true and complete and fairly present the financial or other information stated therein as at such dates or for the periods covered thereby; (g) there are no actions, suits, proceedings or investigations pending or, to the knowledge of the undersigned, threatened against or affecting the undersigned before any court, governmental agency or arbitrator, which involve forfeiture of any assets of the undersigned or which may materially adversely affect the financial condition, operations, properties or business of the undersigned or the ability of the undersigned to perform its obligation under this Note; and (h) there has been no material adverse change in the financial condition of the undersigned since the last such financial statements or information. If the undersigned is an individual, the undersigned represents and warrants at the times set forth at the beginning of this section, the correctness of clauses (c), (d), (e),
     (f), (g) and (h) above to the extent applicable to an individual.

              NO COMMITMENT. This Note does not create and shall not be deemed or construed to create any contractual commitment to lend by Chase. Any such commitment in respect of this Note can only be made by and shall only be effective to the extent set forth in a separate writing expressly designated for that purpose and subscribed by a duly authorized officer of Chase.

     SECURITY. As collateral security for the payment of this Note and of any and all other obligations and liabilities of the undersigned to Chase, now existing or hereafter arising, the undersigned grants to Chase a security interest in and a lien upon and right of offset against all moneys, deposit balances, securities or other property or interest therein of the undersigned now or at any time hereafter held or received by or for or left in the possession or control of Chase or any of its affiliates, including subsidiaries, whether for safekeeping, custody, transmission, collection, pledge or for any other or different purpose.

              DEFAULT. IF ANY OF THE FOLLOWING EVENTS OF DEFAULT SHALL OCCUR with respect to any of the undersigned (each an "Event of Default"):
                  (a) the undersigned shall fail to pay the principal of, or interest on, this Note, or any other amount payable under this Note, as and when due and payable;
                  (b) any representation or warranty made or deemed made by the undersigned in this Note or in any document granting security or support for (or otherwise executed in connection with) this Note or by any third party supporting or liable with respect to this Note (whether by guaranty, subordination, grant of security or any other credit support, a "Third Party") in any document evidencing the obligations of a Third Party (this Note and all of the foregoing documents and all agreements, instruments or other documents executed by the undersigned or a Third Party being the "Facility Documents") or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with any Facility Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made;
                  (c) the undersigned or any Third Party shall fail to perform or observe any term, covenant or agreement contained in any Facility Document on its part to be performed or observed, and such failure shall continue for 30 consecutive days;
                  (d) the undersigned or any Third Party shall fail to pay when due any indebtedness (including but not limited to indebtedness for borrowed money) or if any such indebtedness shall become due and payable, or shall be capable of becoming due and payable at the option of any holder thereof, by acceleration of its maturity, or if there shall be any default by the undersigned or any Third Party under any agreement relating to such indebtedness;
                  (e) the undersigned or any Third Party: (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; (ii) shall make an assignment for the benefit of creditors; (iii) shall file a petition in bankruptcy or for any relief under any law of any jurisdiction relating to reorganization, arrangement, readjustment of debt, dissolution or liquidation; (iv) shall have any such petition filed against it and the same shall remain undismissed for a period of 30 days or shall consent or acquiesce thereto; or
              (v) shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property;
                  (f) if the undersigned or any Third Party is an individual, such individual shall die or be declared incompetent;
                  (g) any Third Party Facility Document shall at any time and for any reason cease to be in full force and effect or shall be declared null and void, or its validity or enforceability shall be contested by the relevant Third Party or such Third Party shall deny it has any further liability or obligation under any Facility Document or shall fail to perform its obligations under any Facility Document;
                  (h) any security agreement or other agreement (whether by the undersigned or any Third Party) granting a security interest, lien, mortgage or other encumbrance securing obligations under any Facility Document shall at any time and for any reason cease to create a valid and perfected first priority security interest, lien, mortgage or other encumbrance in or on the property purported to be subject to such agreement or shall cease to be in full force and effect or shall be declared null and void, or the validity or enforceability of any such agreement shall be contested by any party to such agreement, or such party shall deny it has any further liability or obligation under such agreement or any such party shall fail to perform any of its obligations under such agreement;
                  (i) the undersigned shall make or permit to be made any
              material change in the character, management or direction of the undersigned's business or operations (including, but not limited to, a change in its executive management or in the ownership of its capital stock which effects a change in the control of any such business or operations), which is not satisfactory to Chase;
                  (j) the undersigned or any Third Party shall suffer a material adverse change in its business, financial condition, properties or prospects;
                  (k) any action, suit, proceeding or investigation against or affecting the undersigned or a Third Party before any court or governmental agency which involves forfeiture of any assets of the undersigned or a Third Party shall have been commenced; or

                  (l) one or more judgments, decrees or orders for the payment of money in excess of $50,000 in the aggregate shall be rendered against the undersigned and shall continue unsatisfied and in effect for a period of 30 consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal.

     THEN, IN ANY SUCH CASE, if Chase shall elect by notice to the undersigned, the unpaid principal amount of this Note, together with accrued interest, shall become forthwith due and payable; provided that in the case of an event of default under (e) above, the unpaid principal amount of this Note, together with accrued interest, shall immediately become due and payable without any notice or other action by Chase.

              THE EVENTS OF DEFAULT AND REMEDIES SET FORTH ABOVE ARE IN ADDITION TO AND WITHOUT IN ANY WAY DIMINISHING ANY RIGHT BY CHASE TO MAKE DEMAND FOR PAYMENT AT ANY TIME.

              CERTAIN WAIVERS. The undersigned waive(s) presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.

              COSTS. The undersigned agree(s) to reimburse Chase on demand for all costs, expenses and charges (including, without limitation, fees and charges of external legal counsel for Chase and costs allocated by its internal legal department) in connection with the preparation, interpretation, performance or enforcement of this Note and the Facility Documents.

              NOTICES. All notices, requests, demands or other communications to or upon the undersigned or Chase shall be in writing and shall be deemed to be delivered upon receipt if delivered by hand or overnight courier or five days after mailing to the address (a) of the undersigned as set forth next to the undersigned's execution of this Note, (b) of Chase as first set forth above, or (c) of the undersigned or Chase at such other address as the undersigned or Chase shall specify to the other in writing.

              ASSIGNMENT. This Note shall be binding upon the undersigned and its or their successors and shall inure to the benefit of Chase and its successors and assigns.

              AMENDMENT AND WAIVER. This Note may be amended only by a writing signed on behalf of each party and shall be effective only to the extent set forth in that writing. No delay by Chase in exercising any power or right hereunder shall operate as a waiver thereof or of any other power or right; nor shall any single or partial exercise of any power or right preclude other or future exercise thereof, or the exercise of any other power or right hereunder.

              GOVERNING LAW; JURISDICTION. This Note shall be governed by and construed in accordance with the laws of the State of New York, Connecticut or New Jersey, depending on the location of the Chase office set forth in this Note. The undersigned consent(s) to the nonexclusive jurisdiction and venue of the state or federal courts located in such state. In the event of a dispute hereunder, suit may be brought against the undersigned is such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by Chase in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address(es) specified below or to such further address(es) as the undersigned may specify to Chase in writing.

              MAXIMUM INTEREST. Notwithstanding any other provision of this Note, the undersigned shall not be required to pay any amount pursuant to this Note which is in excess of the maximum amount permitted to be charged by national banks under applicable law and any such excess interest paid shall be refunded to the undersigned or applied to principal owing hereunder.

              COMMERCIAL TRANSACTION. IF THE UNDERSIGNED IS A CONNECTICUT DOMICILED ENTITY OR RESIDENT, EACH OF THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT THIS NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY CONSTITUTE COMMERCIAL TRANSACTIONS WITHIN THE MEANING OF SECTION 52L-278a OF THE CONNECTICUT GENERAL STATUTES. EACH OF THE UNDERSIGNED EXPRESSLY WAIVES ANY AND ALL RIGHTS, CONSTITUTIONAL OR OTHERWISE, WITH RESPECT TO NOTICE AND HEARING AND ANY RIGHTS UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES IN CONNECTION WITH ANY PREJUDGMENT REMEDY AVAILABLE TO CHASE.

         BORROWER WAIVERS. THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE(S) (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE OR ANY FACILITY DOCUMENT, AND AGREES THAT ANY SUCH DISPUTE SHALL, AT CHASE'S OPTION, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         IN ADDITION, THE UNDERSIGNED WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF DELAY BY CHASE AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.


                                    Chase Account No. to be charged for
                                    Disbursements and Payments:
                                             002-1-543954
                                    -----------------------------


Address for notices:                Unidigital/Cardinal Corporation
                                    -------------------------------------------
20 West 20th Street                 By: /s/ William Dye
------------------------                ----------------------------------------
New York, New York 10011            Print Name: William Dye
------------------------                        --------------------------------
                                    Title: CEO
------------------------                   -------------------------------------
                                    By:
------------------------                ----------------------------------------
Telecopier No.  (   )      -        Print Name:
                 ---  ----   -----              --------------------------------
                                    Title:
                                           -------------------------------------

                                SCHEDULE TO GRID
                               PROMISSORY NOTE OF
                  _______________________ DATED NOV. 21, 1996.




                                                                                                AGGREGATE
                                                                                                PRINCIPAL
   DATE                                                                                          BALANCE           NOTATION
    OF                 INTEREST          AMOUNT OF          INTEREST          AMOUNT OF         REMAINING            MADE
   LOAN                 PERIOD              LOAN              RATE             PAYMENT            UNPAID              BY
